VANGUARD(R) FLORIDA INSURED
LONG-TERM TAX-EXEMPT FUND

ANNUAL REPORT * NOVEMBER 30, 2001

BOND

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                  1
Notice to Our Shareholders                7
Report from the Adviser                   8
Fund Profile                             11
Glossary of Investment Terms             12
Performance Summary                      13
Financial Statements                     14
Advantages of Vanguard.com               28


SUMMARY

* Vanguard Florida Insured Long-Term Tax-Exempt Fund earned an excellent total return of 9.0% in fiscal 2001, topping the results of its average peer.

*    The fund's yield fell during the 12 months, declining from 4.96% to 4.11%.

* Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2001, VANGUARD(R) FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND earned a total return of 9.0%, a result that was excellent both on an absolute basis and relative to competing mutual funds.

     The table below presents the 12-month returns for the fund, its average mutual fund competitor, and the Lehman Brothers Municipal Bond Index, a broad measure of the muni market. The table also shows the return for the fund's Admiral(TM) Shares--a separate, lower-cost class of shares for investors with large or long-standing accounts--which we introduced several weeks before the fiscal year ended.

--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                            FISCAL YEAR ENDED
                                                                    NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                         9.0%
Average Florida Insured Municipal Debt Fund*                               8.0
Lehman Municipal Bond Index                                                8.8
--------------------------------------------------------------------------------

Admiral Shares (since inception on November 12, 2001)
--------------------------------------------------------------------------------
Vanguard Florida Insured Long-Term Tax-Exempt Fund                        -2.1%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The Investor Shares' total return (capital change plus reinvested dividends) is based on an increase in net asset value from $11.08 per share on November 30, 2000, to $11.51 per share on November 30, 2001, and is adjusted for dividends totaling $0.551 per share from net investment income. For the Admiral Shares, the total return is based on a decrease in net asset value from $11.79 per share on November 12 to $11.51 per share on November 30 and is adjusted for a dividend of $0.027 per share from net investment income.

     It's important to note that, because of the sharp slide in interest rates during the past 12 months, the fund's yield has dropped. At the end of the fiscal year, the fund's yield was 4.11%, down from 4.96% a year earlier. For Florida residents, income earned by our funds is exempt from federal and Florida income taxes (although it may be subject to local taxes and to the alternative minimum tax). That means that for taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yield for our fund at the end of the fiscal year was 6.7%. In addition, it is expected that shares of the fund will be exempt from the Florida intangible personal property tax.

FINANCIAL MARKETS IN REVIEW

The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the

--------------------------------------------------------------------------------
STOCK PRICES AND EARNINGS DECLINE . . .
S&P 500 INDEX EPS

                   PRICE         EARNINGS
MONTH ENDED        LEVEL        PER SHARE
11/30/2000       1314.95            57.93
12/31/2000       1320.28            59.21
 1/31/2001       1366.01            59.13
 2/28/2001       1239.94            58.49
 3/31/2001       1160.33            57.44
 4/30/2001       1249.46            55.29
 5/31/2001       1255.82             54.6
 6/30/2001       1224.42            52.78
 7/31/2001       1211.23            55.56
 8/31/2001       1133.58             54.5
 9/30/2001       1040.94            53.93
10/31/2001       1059.78             51.2
11/30/2001       1139.45            49.76

 . . . BUT VALUATIONS END LITTLE CHANGED

P/E RATIO
22.7
22.3
23.1
21.2
20.2
22.6
23.0
23.2
21.8
20.8
19.3
20.7
22.9

THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and The Vanguard Group.


Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.

     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. Notably, the shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart above, even while stock prices were plummeting, price/earnings ratios held relatively steady for the year.

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.

     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)

     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Aggregate Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                                --------------------------------
                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      11.2%         6.6%         7.4%
Lehman 10 Year Municipal Bond Index               8.2          5.1          6.1
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         4.5          5.0          5.1
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -12.2%         0.5%        10.1%
Russell 2000 Index (Small-caps)                   4.8          6.4          6.8
Wilshire 5000 Index (Entire market)             -11.0          0.8          9.1
MSCI EAFE Index (International)                 -19.8         -4.3          0.4
================================================================================
CPI
Consumer Price Index                              1.9%         2.7%         2.3%
--------------------------------------------------------------------------------

     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.

     In the municipal bond market, yields declined, though the fall was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond declined 37 basis points (0.37 percentage point) to 5.06%, and the 10-year muni fell 48 basis points to 4.20%. Three-month muni yields declined 250 basis points, ending the period at 1.70%. The Lehman 10 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.2% for the 12 months, as solid price increases supplemented interest income. See the Report from the Adviser on page 8 for more information on the municipal bond market and the relative value of munis versus Treasury bonds.

FISCAL 2001 PERFORMANCE OVERVIEW

As we noted above, the 12-month performance of Vanguard Florida Insured Long-Term Tax-Exempt Fund was excellent in both absolute and relative terms. Your fund's 9.0% total return consisted of an income return of 5.1% and a 3.9% price increase. (The Performance Summary on page 13 presents a similar breakdown of the fund's returns for each year since inception.) Our 1.0-percentage-point margin of superiority over the average Florida municipal bond fund resulted both from your fund's skilled investment management and, as we will show, from its much lower costs.

QUALITY MATTERS OVER THE LONG RUN

On average, the credit quality of the bonds selected by our investment adviser, Vanguard's Fixed Income Group, is higher than the credit quality of bonds owned by our average mutual fund peer. Over short periods, higher credit quality can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our tilt toward higher-quality bonds is a prudent stance.

     Though we emphasize higher-quality--and, thus, lower-yielding--bonds than our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS

It's almost impossible to overstate the importance of costs in fixed income investing. Fund expenses are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs then consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market funds now charge more in expenses than they offer in yield.

--------------------------------------------------------------------------------
As interest rates have slid over the past year, the risk in bond investing has risen dramatically.
--------------------------------------------------------------------------------

     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. In the 2001 fiscal year, the Florida Insured Long-Term Tax-Exempt Fund had an expense ratio (annual expenses as a percentage of average net assets) of 0.15%, or $1.50 per $1,000 invested, a fraction of the 1.04% charged by the average Florida insured tax-exempt fund. That means that our fund had a huge advantage over its peers: We're fishing in the same pool of securities, yet our peers are charging expenses that are about six times higher.

     We realize that an investment in our fund represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

AS RATES FALL, RISK RISES

In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.

     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income, and they can provide valuable diversification to a portfolio of stocks.

THE MUNICIPAL BOND TAX ADVANTAGE

For Florida residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in our fund can earn significantly more after-tax income than they could by investing in U.S. Treasury securities. The adjacent table illustrates this advantage.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                FROM A HYPOTHETICAL $100,000
                                                  INVESTMENT: BASED ON LONG-TERM
                                                  YIELDS AS OF NOVEMBER 30, 2001
--------------------------------------------------------------------------------
Taxable gross income                                                     $5,300
Less taxes (38.6%)                                                       (2,000)
                                                                         -------
Net after-tax income                                                     $3,300
--------------------------------------------------------------------------------
Tax-exempt income                                                        $5,100
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE                                              $1,800
--------------------------------------------------------------------------------
Percentage advantage                                                         55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds and 5.1% for long-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad geographic diversification and thus are more risky than those that spread their investments among many issuers in different states.

LIFETIME PERFORMANCE OVERVIEW

We believe that the true measure of an investment's success is its long-term record. The table below compares your fund's performance over its lifetime, about nine years, with that of the average competing mutual fund. The table also shows the growth of hypothetical $10,000 investments made in each at the start. As you can see, Vanguard Florida Insured Long-Term Tax-Exempt Fund has established an excellent competitive record.

--------------------------------------------------------------------------------------------------
TOTAL RETURNS                                         SEPTEMBER 1, 1992, THROUGH NOVEMBER 30, 2001
                              --------------------------------------------------------------------
                                     AVERAGE                       FINAL VALUE OF A $10,000
                                  ANNUAL RETURN                       INITIAL INVESTMENT
                              --------------------        ----------------------------------------
                                           AVERAGE                           AVERAGE
                              VANGUARD   COMPETING        VANGUARD         COMPETING      VANGUARD
                                  FUND        FUND            FUND              FUND     ADVANTAGE
--------------------------------------------------------------------------------------------------
Vanguard Florida Insured
  Long-Term Tax-Exempt Fund       7.0%        5.8%         $18,619           $16,897        $1,722
--------------------------------------------------------------------------------------------------

IN SUMMARY

The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not lead investors to abandon a balanced investment program that includes stocks.

     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that is suitable for your goals, time horizon, and tolerance for risk. And always keep in mind that while the financial markets are not within your control, the amount that you pay for your investments is.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 11, 2001

--------------------------------------------------------------------------------
NOTICE TO OUR SHAREHOLDERS

CHANGES IN THE FUND'S INVESTMENT POLICIES AND NAME

After careful consideration, the board of trustees of Vanguard Florida Insured Long-Term Tax-Exempt Fund has decided to remove the requirement that the fund hold a minimum percentage of its assets in municipal bonds that are insured. The board decided that maintaining the "insured" bond requirement would limit our flexibility in managing the fund and would not provide a compensating reduction in risk. Consequently, the fund's name will change to Vanguard Florida Long-Term Tax-Exempt Fund. Both changes will take effect in late March 2002. The fund's objective--providing income that is exempt from both federal income tax and the Florida intangible personal property tax--will not change.

REASONS FOR THE CHANGE

The portfolio manager currently is required to invest at least 80% of the fund's assets in long-term Florida municipal bonds that are insured for the timely payment of principal and interest. (The insurance does not apply to the fund's share price or your investment in the fund.) Two factors were particularly important in our review: the rising cost of this insurance (a cost that directly reduces a bond's yield) and a reduction in the number of newly issued insured bonds in Florida.

BENEFITS TO SHAREHOLDERS

Removing the requirement to invest 80% of fund assets in insured bonds is expected to benefit shareholders in at least two ways:

* It will increase the fund's income yield over time as the fund gradually invests in a larger proportion of uninsured bonds, which historically offer higher yields than insured bonds.

* It will increase the fund's diversification because the portfolio manager will be able to invest in a less-restrictive combination of insured and uninsured municipal bonds. (Currently, more than half of the nation's municipal bonds are uninsured.)

THE FUND'S NEW CREDIT STANDARDS

Although the insurance requirement will be discontinued in late March, the fund will still adhere to Vanguard's high standards of credit quality. The fund will be required to invest at least 75% of its assets in high-grade municipal bonds--those with credit ratings in one of the three highest categories as determined by independent bond-rating agencies. The rest of the fund's assets may be invested in bonds from the fourth-highest credit-quality category, with the exception that up to 5% of assets may be invested in lower-rated or unrated securities.

REPORT FROM THE ADVISER

VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND recorded a total return of 9.0% in fiscal 2001--the same level of return that we achieved a year earlier, in fiscal 2000. In both periods, rising bond prices augmented the fund's interest income. We outpaced the average return of competing funds for the sixth straight fiscal year.

THE ECONOMY ENTERS A RECESSION

The U.S. economy slowed rapidly during the 12 months ended November 30. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked, six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the sad events of September 11.

     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which previously had held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expected economic output to decline in the fourth quarter as well.

     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline and hospitality industries after September 11, helped push the unemployment rate to 5.7% in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.

     Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term interest rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.

MUNICIPAL BONDS SHINE

The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. As a result, we may begin to see some declines in the credit quality of municipal bonds.

     Lower interest rates made it attractive for issuers to call in higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. In Florida, roughly $15 billion in municipal bonds were issued during the fiscal year, up 42% over the same period one year earlier.

     During the 12 months, municipal bonds recorded terrific absolute returns but underperformed U.S. Treasury bonds. As shown in the table below, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.

     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined 277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.

--------------------------------------------------------------------------------
YIELDS ON MUNICIPAL BONDS
                                                                          CHANGE
MATURITY          NOVEMBER 30, 2001       NOVEMBER 30, 2000       (BASIS POINTS)
--------------------------------------------------------------------------------
2-year                        2.35%                   4.33%                 -198
5-year                        3.40                    4.46                  -106
10-year                       4.20                    4.68                   -48
30-year                       5.06                    5.43                   -37
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal 2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

OUR INVESTMENT APPROACH

In investing your money, we take prudent risks that are consistent with the funds' policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.

Ian A. MacKinnon, Managing Director
Christopher M.Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

December 14, 2001

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
   FOR FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                LEHMAN
                                FUND            INDEX*
------------------------------------------------------
Number of Issues                 176            41,846
Yield                                             4.3%
  Investor Shares               4.1%
  Admiral Shares                4.2%
Yield to Maturity               4.5%                --
Average Coupon                  5.3%              5.4%
Average Maturity          10.9 years        13.9 years
Average Quality                  AAA               AA+
Average Duration           7.5 years         7.7 years
Expense Ratio
  Investor Shares              0.15%                --
  Admiral Shares             0.12%**                --
Cash Investments                0.0%                --
------------------------------------------------------

------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

AAA                      85.2%
AA                       10.7
A                         2.4
BBB                       1.7
BB                        0.0
B                         0.0
------------------------------
Total                   100.0%
------------------------------

------------------------------
INVESTMENT FOCUS

CREDIT QUALITY            HIGH
AVERAGE MATURITY          LONG
------------------------------

------------------------------------------------------
VOLATILITY MEASURES
                                                LEHMAN
                                FUND            INDEX*
------------------------------------------------------
R-Squared                       0.98              1.00
Beta                            1.22              1.00
------------------------------------------------------

------------------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
------------------------------------
Under 1 Year                    3.2%
1-5 Years                       8.8
5-10 Years                     42.1
10-20 Years                    37.4
20-30 Years                     8.2
Over 30 Years                   0.3
------------------------------------
Total                         100.0%
------------------------------------
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
  FOR FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 1, 1992-NOVEMBER 30, 2001

         FLORIDA INSURED AVERAGE FLORIDA
       LONG-TERM INSURED         INSURED          LEHMAN
         TAX-EXEMPT FUND  MUNICIPAL DEBT       MUNICIPAL
         INVESTOR SHARES           FUND*      BOND INDEX

9/1/1992           10000           10000           10000
  199211           10284           10196           10179
  199302           11020           10901           10778
  199305           11087           10930           10833
  199308           11489           11382           11257
  199311           11558           11442           11307
  199402           11621           11463           11375
  199405           11403           11063           11100
  199408           11500           11145           11277
  199411           10855           10475           10716
  199502           12057           11514           11593
  199505           12475           12077           12115
  199508           12465           12008           12278
  199511           13031           12592           12742
  199602           13230           12645           12874
  199605           12950           12475           12669
  199608           13241           12614           12921
  199611           13872           13183           13492
  199702           13921           13187           13584
  199705           14066           13405           13718
  199708           14440           13685           14116
  199711           14779           14036           14459
  199802           15158           14394           14825
  199805           15359           14660           15004
  199808           15724           14862           15337
  199811           15966           15077           15581
  199902           16167           15189           15737
  199905           16036           15195           15705
  199908           15687           14611           15414
  199911           15668           14491           15414
  200002           15708           14486           15410
  200005           15842           14683           15570
  200008           16870           15438           16458
  200011           17085           15643           16675
  200102           17820           16272           17311
  200105           17914           16435           17460
  200108           18707           16963           18135
  200111           18619           16897           18134
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 2001
                                --------------------------------     FINAL VALUE
                                          ONE    FIVE      SINCE    OF A $10,000
                                         YEAR   YEARS  INCEPTION      INVESTMENT
--------------------------------------------------------------------------------
Florida Insured Long-Term
  Tax-Exempt Fund Investor Shares       8.98%   6.06%      6.95%         $18,619
Average Florida Insured
  Municipal Debt Fund*                  8.02    5.09       5.84           16,897
Lehman Municipal Bond Index             8.75    6.09       6.65           18,134
--------------------------------------------------------------------------------

                                TOTAL RETURNS        FINAL VALUE OF A
         NOVEMBER 12, 2001+-NOVEMBER 30, 2001      250,000 INVESTMENT
--------------------------------------------------------------------------------
Florida Insured Long-Term Tax-
  Exempt Fund Admiral Shares           -2.15%                $244,633
Lehman Municipal Bond Index            -1.55                  246,138
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 1, 1992-NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                       FLORIDA INSURED LONG-TERM
                            TAX-EXEMPT FUND
                            INVESTOR SHARES              LEHMAN**
FISCAL               CAPITAL       INCOME       TOTAL       TOTAL
YEAR                  RETURN       RETURN      RETURN      RETURN
--------------------------------------------------------------------------------
1992                    1.6%         1.2%       2.8%         1.8%
1993                    6.9          5.5       12.4         11.1
1994                  -11.0          4.9       -6.1         -5.2
1995                   13.8          6.3       20.1         18.9
1996                    1.2          5.3        6.5          5.9
--------------------------------------------------------------------------------
                       FLORIDA INSURED LONG-TERM
                            TAX-EXEMPT FUND
                            INVESTOR SHARES              LEHMAN**
FISCAL               CAPITAL       INCOME      TOTAL        TOTAL
YEAR                  RETURN       RETURN     RETURN       RETURN
--------------------------------------------------------------------------------
1997                    1.3%         5.2%       6.5%         7.2%
1998                    2.9          5.1        8.0          7.8
1999                   -6.5          4.6       -1.9         -1.1
2000                    3.6          5.4        9.0          8.2
2001                    3.9          5.1        9.0          8.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                          ONE     FIVE  ------------------------
                       INCEPTION DATE    YEAR    YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Florida Insured Long-Term
  Tax-Exempt Fund
    Investor Shares          9/1/1992  11.31%    6.79%    1.81%    5.28%   7.09%
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Lehman Municipal Bond Index.
 +Inception.
Note: See Financial Highlights tables on pages 22-23 for dividend and capital gains information.

FINANCIAL STATEMENTS
     November 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------
                                                                                        FACE                  MARKET
                                                             MATURITY                 AMOUNT                  VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND        COUPON          DATE                  (000)                   (000)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (103.9%)
--------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.7%)
Alachua County FL Health Fac. Auth.
  (Shands Teaching Hosp.)                         6.25%     12/1/2011(1)        $      3,095           $      3,556
Alachua County FL Health Fac. Auth.
  (Shands Teaching Hosp.)                         6.25%     12/1/2016(1)               8,695                 10,003
Boynton Beach FL Util. System Rev.               5.375%     11/1/2013(3)+              2,400                  2,525
Boynton Beach FL Util. System Rev.               5.375%     11/1/2015(3)+              2,665                  2,785
Boynton Beach FL Util. System Rev.                5.50%     11/1/2018(3)+              3,125                  3,277
Boynton Beach FL Util. System Rev.                5.50%     11/1/2020(3)+              3,480                  3,628
Boynton Beach FL Util. System Rev.                6.25%     11/1/2020(3)               2,085                  2,183
Boynton Beach FL Util. System Rev.                6.25%     11/1/2020(3)(ETM)            415                    477
Brevard County FL Health Fac. Auth. Rev.
  (Holmes Regional Medical Center)               5.625%     10/1/2014(1)               2,000                  2,107
Broward County FL Airport System Rev.             5.25%     10/1/2011(1)              10,000                 10,391
Broward County FL Airport System Rev.             5.25%     10/1/2012(1)              14,735                 15,186
Broward County FL School Board COP                5.50%      7/1/2015(4)               5,170                  5,534
Broward County FL School Board COP                5.50%      7/1/2016(4)               4,635                  4,925
Broward County FL School Board COP                5.50%      7/1/2017(4)               5,205                  5,509
Broward County FL School Board COP                5.50%      7/1/2018(4)              14,575                 15,327
Broward County FL School Board COP                5.50%      7/1/2019(4)              15,710                 16,467
Broward County FL Solid Waste Rev.                5.75%      7/1/2013(1)               4,130                  4,350
Collier County FL COP                             6.25%     2/15/2013(4)              12,500                 14,420
Coral Springs FL Improvement Dist.
  Water & Sewer GO                                6.00%      6/1/2010(1)               4,250                  4,661
Dade County FL Health Fac. Auth. Rev.
  (Miami Baptist Hosp.)                           5.25%     5/15/2013(1)               4,500                  4,585
Dade County FL School Board COP                   5.00%      8/1/2025(4)              12,450                 12,245
Dade County FL School Board COP                   5.75%     10/1/2012(4)               1,000                  1,091
Dade County FL School Board COP                   5.75%     10/1/2013(4)               2,000                  2,179
Dade County FL School Board COP                   5.75%     10/1/2014(4)               1,755                  1,902
Dade County FL School Board COP                   5.75%     10/1/2015(4)               5,265                  5,684

                                       14

--------------------------------------------------------------------------------------------------------------------
                                                                                        FACE                  MARKET
                                                             MATURITY                 AMOUNT                  VALUE*
                                                 COUPON          DATE                  (000)                   (000)
--------------------------------------------------------------------------------------------------------------------
Dade County FL School Board COP                  5.875%     10/1/2016(4)        $      3,150           $      3,418
Dade County FL School Dist. GO                   6.875%      8/1/2002(1)               5,000                  5,159
Dade County FL Water & Sewer System
  Rev. VRDO                                       1.25%     12/5/2001(3)              17,400                 17,400
Davie FL Water & Sewer Rev.                      6.375%     10/1/2012(2)               2,500                  2,919
Dunedin FL Util. System Rev.                      6.75%     10/1/2008(3)               1,115                  1,294
Dunedin FL Util. System Rev.                      6.75%     10/1/2010(3)               2,465                  2,925
Florida Board of Educ. Rev. (Lottery Rev.)        5.00%      7/1/2016(3)              15,000                 15,166
Florida Board of Educ. Rev. (Lottery Rev.)        5.50%      7/1/2014(2)               8,470                  9,154
Florida Board of Educ. Rev. (Lottery Rev.)        5.50%      7/1/2015(2)              12,105                 12,978
Florida Board of Educ. Rev. (Lottery Rev.)        5.75%      7/1/2014(3)               8,475                  9,299
Florida Board of Educ. Rev. (Lottery Rev.)        5.75%      7/1/2015(3)               8,960                  9,791
Florida Division Board Financial Dept.
  of General Services Systems Rev.
  (Dept. of Environmental Protection)             5.25%      7/1/2010(4)              19,340                 20,805
Florida Division Board Financial Dept.
  of General Services Systems Rev.
  (Dept. of Environmental Protection)             5.75%      7/1/2013(2)               3,585                  3,928
Florida Housing Finance Corp. Rev.                5.95%      1/1/2032(4)              17,435                 17,968
Florida Muni. Power Agency Rev.                   6.25%     10/1/2002(2)(Prere.)       4,500                  4,749
Florida Muni. Power Agency Rev. VRDO
  (Stanton Project)                               1.50%     12/5/2001(1)              10,705                 10,705
Greater Orlando Aviation Auth.
  Orlando FL Airport Fac. Rev.                    5.25%     10/1/2012(3)              18,245                 18,803
Greater Orlando Aviation Auth.
  Orlando FL Airport Fac. Rev.                    6.10%     10/1/2006(2)               2,500                  2,618
Gulf Breeze FL Local Govt. Loan
  Program VRDO                                    1.50%     12/6/2001(3)               1,800                  1,800
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                   5.50%     10/1/2010(4)               3,775                  4,108
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                   5.50%     10/1/2011(4)               4,610                  5,015
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                   5.50%     10/1/2012(4)               5,670                  6,106
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                   5.50%     10/1/2013(4)               3,000                  3,221
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                   5.50%     10/1/2015(4)               3,945                  4,213
Hillsborough County FL IDA
  (Univ. Community Hosp.)                         6.50%     8/15/2019(1)              17,850                 21,204
Hillsborough County FL School Board COP           5.50%      7/1/2018(1)              14,945                 15,990
Hillsborough County FL Util. Rev.                 5.50%      8/1/2012(2)              10,000                 10,928
Indian River County FL Water & Sewer Rev.         6.50%      9/1/2008(3)               2,540                  2,904
Jacksonville FL Excise Taxes Rev.                 5.00%     10/1/2004(4)               4,615                  4,882
Jacksonville FL Excise Taxes Rev.                 5.00%     10/1/2005(4)               5,260                  5,599
Jacksonville FL Excise Taxes Rev.                 5.00%     10/1/2006(4)               5,950                  6,349
Jacksonville FL Excise Taxes Rev.                 5.00%     10/1/2007(4)               6,710                  7,160
Jacksonville FL Excise Taxes Rev.                 5.00%     10/1/2008(4)               7,530                  7,999
Jacksonville FL Excise Taxes Rev.                 5.00%     10/1/2009(4)               8,395                  8,902
Lakeland FL Electric & Water Rev.                 0.00%     10/1/2010(1)               8,260                  5,560
Lakeland FL Electric & Water Rev.                 0.00%     10/1/2011(1)               8,420                  5,368
Lakeland FL Electric & Water Rev.                 0.00%     10/1/2012(1)               6,520                  3,916
Lakeland FL Electric & Water Rev.                 5.00%     10/1/2028(1)               3,000                  2,940
Lakeland FL Electric & Water Rev.                 6.05%     10/1/2008(4)               4,785                  5,377
Lakeland FL Electric & Water Rev.                 6.05%     10/1/2009(4)               4,000                  4,517
Lakeland FL Energy Systems Rev.                   5.50%     10/1/2040(1)              12,000                 12,352
Lee County FL School Board COP                    6.00%      8/1/2008(4)               6,180                  6,799
Marion County FL Hosp. Dist.
  (Munroe Regional Medical Center)                6.20%     10/1/2007(3)               1,000                  1,055
Melbourne FL Water & Sewer Rev.                  6.375%     10/1/2012(3)               1,000                  1,052
Miami Beach FL Health Fac. Auth.
  (Mt. Sinai Medical Center)                     6.125%    11/15/2014(4)               1,250                  1,324

--------------------------------------------------------------------------------------------------------------------
                                                                                        FACE                  MARKET
                                                             MATURITY                 AMOUNT                  VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND        COUPON          DATE                  (000)                   (000)
--------------------------------------------------------------------------------------------------------------------
Miami Beach FL Health Fac. Auth.
  (Mt. Sinai Medical Center)                      6.25%    11/15/2008(4)        $      2,000           $      2,120
Miami Beach FL Water & Sewer Rev.                5.625%      9/1/2017(2)               2,550                  2,731
Miami FL GO                                       5.90%     12/1/2008(3)               1,000                  1,118
Miami FL GO                                       6.00%     12/1/2009(3)               1,380                  1,557
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                               5.125%      7/1/2025(3)              15,000                 15,005
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                               5.125%      7/1/2029(3)              13,000                 12,971
Miami-Dade County FL Expressway Auth.
Toll System Rev.                                 6.375%      7/1/2029(3)              25,250                 29,529
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                        5.25%      6/1/2010(4)               1,000                  1,063
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                        5.25%      6/1/2011(4)               2,000                  2,114
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                        5.25%      6/1/2012(4)               2,620                  2,751
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                        5.25%      6/1/2013(4)               3,160                  3,303
Miramar FL Wastewater Improvement
  Assessment Rev.                                 5.00%     10/1/2025(1)               9,995                  9,830
North Broward FL Hosp. Dist. Rev.                 5.75%     1/15/2007(1)               2,560                  2,792
Ocala FL Water & Sewer Rev.                       5.75%     10/1/2031(3)              13,605                 14,579
Ocala FL Water & Sewer Rev.                       6.00%     10/1/2005(2)               2,115                  2,231
Ocala FL Water & Sewer Rev.                       6.00%     10/1/2010(2)               2,435                  2,734
Orange & Orlando County FL Expressway
  Auth.                                           6.50%      7/1/2010(3)               2,000                  2,329
Orange County FL Health Fac. Auth. Rev.
  (Adventist Sunbelt Group)                       6.25%    11/15/2010(2)               6,015                  6,662
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2009(1)               2,045                  2,324
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2009(1)(ETM)          4,935                  5,675
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2010(1)               2,175                  2,489
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2010(1)(ETM)          5,260                  6,087
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2011(1)               1,875                  2,149
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2011(1)(ETM)          2,765                  3,208
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2013(1)               1,890                  2,180
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2013(1)(ETM)          3,160                  3,695
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2016(1)               1,610                  1,861
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2016(1)(ETM)          3,890                  4,551
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2018(1)               6,770                  7,784
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Health)                       6.25%     10/1/2021(1)              11,500                 13,295
Orange County FL School Board COP                 6.00%      8/1/2013(2)               2,515                  2,810
Orange County FL School Board COP                 6.00%      8/1/2014(2)               2,545                  2,832
Orange County FL School Board COP                 6.00%      8/1/2015(2)               3,205                  3,547
Orange County FL School Board COP                 6.00%      8/1/2016(2)               3,170                  3,494
Orange County FL School Board COP                 6.00%      8/1/2017(2)               3,500                  3,844
Orange County FL School Board COP                 6.00%      8/1/2018(2)               4,165                  4,556

--------------------------------------------------------------------------------------------------------------------
                                                                                        FACE                  MARKET
                                                             MATURITY                 AMOUNT                  VALUE*
                                                 COUPON          DATE                  (000)                   (000)
--------------------------------------------------------------------------------------------------------------------
Orange County FL School Board COP                 6.00%      8/1/2019(2)        $      3,955           $      4,314
Orange County FL School Dist. COP                5.375%      8/1/2017(1)               6,590                  6,770
Orange County FL School Dist. COP                5.375%      8/1/2022(1)              11,500                 11,676
Orange County FL School Dist. COP                 6.00%      8/1/2008(1)              11,580                 12,923
Orange County FL School Dist. COP                 6.00%      8/1/2009(1)              12,255                 13,739
Orange County FL School Dist. COP                 6.00%      8/1/2010(1)              12,825                 14,467
Orange County FL School Dist. COP                 6.00%      8/1/2011(1)               6,000                  6,795
Orange County FL Solid Waste Rev.                6.375%     10/1/2017(3)               3,500                  3,674
Orange County FL Tourist Dev. Rev.                5.90%     10/1/2010(1)                 835                    945
Orange County FL Tourist Dev. Rev.                6.50%     10/1/2002(2)(Prere.)       4,000                  4,229
Palm Beach County FL Criminal Justice
  Fac. Rev.                                       7.20%      6/1/2015(3)               3,000                  3,755
Palm Beach County FL School Board COP            5.125%      8/1/2026(2)               5,000                  4,989
Palm Beach County FL School Board COP             6.00%      8/1/2017(3)               7,495                  8,548
Palm Beach County FL School Board COP             6.25%      8/1/2025(3)              20,000                 23,171
Sarasota County FL Util. System Rev.              5.75%     10/1/2012(3)               4,325                  4,516
Sarasota County FL Util. System Rev.              7.00%     10/1/2009(3)               6,260                  7,420
Seacoast FL Util. Auth. Water & Sewer Rev.        5.50%      3/1/2010(3)               2,500                  2,547
Seacoast FL Util. Auth. Water & Sewer Rev.        5.50%      3/1/2017(3)               2,400                  2,599
Seacoast FL Util. Auth. Water & Sewer Rev.        5.50%      3/1/2019(3)               1,595                  1,719
Seminole County FL School Board COP              6.125%      7/1/2004(1)(Prere.)       3,500                  3,853
Seminole County FL School Board COP               6.50%      7/1/2004(1)(Prere.)       2,750                  3,027
Seminole County FL Water & Sewer Rev.             6.00%     10/1/2009(1)               1,800                  2,025
Seminole County FL Water & Sewer Rev.             6.00%     10/1/2012(1)               5,000                  5,679
Seminole County FL Water & Sewer Rev.             6.00%     10/1/2019(1)               2,350                  2,669
Seminole County FL Water & Sewer Rev.             6.00%     10/1/2019(1)(ETM)          5,150                  5,858
St. Lucie County FL Util. System Rev.             5.50%     10/1/2015(3)(ETM)          5,000                  5,270
St. Lucie County FL Util. System Rev.             6.00%     10/1/2020(3)(ETM)*         3,165                  3,577
St. Lucie County FL Util. System Rev.             6.50%     10/1/2008(1)(ETM)          4,910                  5,531
Sunrise FL Util. System Rev.                      5.20%     10/1/2022(2)              17,805                 18,104
Tallahassee FL Energy System Rev.                 5.00%     10/1/2028(4)               8,000                  7,818
Tallahassee FL Energy System Rev.                 5.25%     10/1/2013(4)               4,730                  5,062
Tallahassee FL Energy System Rev.                 5.25%     10/1/2014(4)               3,980                  4,244
Tallahassee FL Energy System Rev.                 5.25%     10/1/2015(4)               5,240                  5,580
Tamarac FL Water & Sewer Util. Rev.               5.90%     10/1/2011(3)               3,980                  4,491
Tampa Bay FL Water Util. System Rev.              0.00%     10/1/2004(3)              11,905                 10,904
Tampa Bay FL Water Util. System Rev.              0.00%     10/1/2005(3)              10,000                  8,757
Tampa Bay FL Water Util. System Rev.              0.00%     10/1/2006(3)              11,040                  9,211
Tampa Bay FL Water Util. System Rev.              0.00%     10/1/2007(3)               3,105                  2,461
Tampa FL Health System Rev.
  (Catholic Healthcare East)                      5.25%    11/15/2011(1)               4,575                  4,829
Tampa FL Health System Rev.
  (Catholic Healthcare East)                      5.50%    11/15/2004(1)               1,000                  1,072
Tampa FL Hillsborough County Expressway
  Auth. Rev.                                      6.50%      7/1/2002(2)               4,130                  4,238
Tampa FL Water & Sewer Rev.                       6.25%     10/1/2012(3)               5,805                  6,031
West Palm Beach FL Public Service Tax Rev.       6.125%      3/1/2002(1)(Prere.)       1,560                  1,592
OUTSIDE FLORIDA:
Puerto Rico Muni. Finance Agency                  6.00%      8/1/2016(4)               6,000                  6,707
                                                                                                            --------
                                                                                                            959,902
                                                                                                            --------
NONINSURED (16.2%)
Broward County FL GO Refunding Bonds              5.00%      1/1/2008                  3,000                  3,169
Broward County FL GO Refunding Bonds              5.00%      1/1/2009                  3,500                  3,694
Collier County FL Health Fac. Auth.
  Hosp. Rev. VRDO
  (Cleveland Clinic Health System)                1.40%     12/4/2001                  2,020                  2,020
Florida Board of Educ. Capital Outlay             5.00%      6/1/2012                  6,000                  6,020
Florida Board of Educ. Capital Outlay             5.25%      6/1/2013+                10,000                 10,506

                                       17

-------------------------------------------------------------------------------------------------------------------
                                                                                        FACE                  MARKET
                                                             MATURITY                 AMOUNT                  VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND        COUPON          DATE                  (000)                   (000)
-------------------------------------------------------------------------------------------------------------------
Florida Board of Educ. Capital Outlay             5.25%      6/1/2014+          $     12,000           $     12,515
Florida Board of Educ. Capital Outlay            5.375%      6/1/2015+                12,000                 12,594
Florida Board of Educ. Capital Outlay             5.50%      6/1/2014                 10,000                 10,786
Florida Housing Finance Agency Rev.               6.25%      7/1/2011                  1,135                  1,170
Florida Housing Finance Agency Rev.               6.35%      7/1/2014                  1,440                  1,528
Highlands County FL Health Rev.
  (Adventist Health System)                       6.00%     1/15/2031                 10,000                 10,064
Jacksonville FL Electric Auth. Rev.               5.00%     10/1/2023                 14,940                 14,647
Jacksonville FL Electric Auth. Rev.               5.10%     10/1/2032                  3,000                  2,947
Jacksonville FL Electric Auth. Rev. VRDO
  (Electric System)                               1.60%     12/4/2001                  5,750                  5,750
Lakeland FL Electric & Water Rev.                 6.05%     10/1/2014                  2,000                  2,287
Lakeland FL Electric & Water Rev.                 6.55%     10/1/2009                  4,000                  4,632
Lee County FL IDA Health Care Fac. Rev.
  (Shell Point Village Project)                   5.50%    11/15/2021                 11,925                 10,812
Lee County FL IDA Health Care Fac. Rev.
  (Shell Point Village Project)                   5.50%    11/15/2029                  8,200                  7,264
Orlando FL Util. Comm. Water &
  Electric Rev.                                   5.25%     10/1/2013                  6,945                  7,432
Orlando FL Util. Comm. Water &
  Electric Rev.                                   5.25%     10/1/2014                  5,000                  5,332
Orlando FL Util. Comm. Water &
  Electric Rev.                                   5.25%     10/1/2015                  8,420                  8,966
Orlando FL Util. Comm. Water &
  Electric Rev.                                   6.75%     10/1/2017                 12,700                 15,307
Palm Beach County FL Health Fac.
  Auth. Hosp. Rev.                               5.625%     12/1/2031                 16,500                 16,218
Tallahassee FL Consolidated Util.
  System Rev.                                     6.20%     10/1/2019                  2,000                  2,173
                                                                                                       -------------
                                                                                                            177,833
                                                                                                       -------------
--------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,088,119)                                                                                       1,137,735
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
--------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         19,424
Payables for Investment Securities Purchased                                                                (58,338)
Other Liabilities                                                                                            (3,720)
                                                                                                       -------------
                                                                                                            (42,634)
                                                                                                       -------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                        $1,095,101
====================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities with a value of $1,583,000 have been segregated as initial margin for open futures contracts.
+Security purchased on a when-issued or delivery basis for which the fund has not taken delivery as of
 November 30, 2001.
For key to abbreviations and other references, see page 19.

                                       18

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                              $1,047,142
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses--Note E                                  (2,545)
Unrealized Appreciation--Note F
  Investment Securities                                                  49,616
  Futures Contracts                                                         888
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,095,101
================================================================================

Investor Shares--Net Assets
Applicable to 72,581,194 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)    $835,354
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $11.51
================================================================================

Admiral Shares--Net Assets
Applicable to 22,568,641 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)    $259,747
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $11.51
================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                      FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                   YEAR ENDED NOVEMBER 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                             $ 50,843
--------------------------------------------------------------------------------
  Total Income                                                           50,843
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                            143
    Management and Administrative
      Investor Shares                                                     1,243
      Admiral Shares                                                          8
    Marketing and Distribution
      Investor Shares                                                       127
      Admiral Shares                                                         --
  Custodian Fees                                                             11
  Auditing Fees                                                              11
  Shareholders' Reports
    Investor Shares                                                          13
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        1,557
    Expenses Paid Indirectly--Note C                                        (34)
--------------------------------------------------------------------------------
    Net Expenses                                                          1,523
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    49,320
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              8,478
  Futures Contracts                                                      (2,389)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  6,089
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  28,862
  Futures Contracts                                                         888
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         29,750
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $85,159
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                      FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                        YEAR ENDED NOVEMBER 30,
                                    --------------------------------------------
                                                                 2001      2000
                                                                (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                     $ 49,320   $ 44,645
  Realized Net Gain (Loss)                                     6,089     (5,823)
  Change in Unrealized Appreciation (Depreciation)            29,750     35,345
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
    from Operations                                           85,159     74,167
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                          (48,998)   (44,645)
    Admiral Shares                                              (322)         --
  Realized Capital Gain
    Investor Shares                                                --         --
    Admiral Shares                                                 --         --
--------------------------------------------------------------------------------
    Total Distributions                                      (49,320)   (44,645)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                           (121,636)    14,568
  Admiral Shares                                             262,198          --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                       140,562     14,568
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                  176,401     44,090
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                        918,700    874,610
--------------------------------------------------------------------------------
  End of Period                                           $1,095,101   $918,700
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.
--------------------------------------------------------------------------------
                      FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                        YEAR ENDED NOVEMBER 30,
                      ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                            2001    2000     1999    1998     1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $11.08  $10.70   $11.54  $11.21   $11.07
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                  .551    .559     .543    .551     .561
  Net Realized and Unrealized Gain
    (Loss) on Investments                .430    .380    (.749)   .330     .140
--------------------------------------------------------------------------------
    Total from Investment Operations     .981    .939    (.206)   .881     .701
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income (.551) (.559) (.543) (.551) (.561) Distributions from Realized
    Capital Gains                          --      --    (.091)     --       --
--------------------------------------------------------------------------------
    Total Distributions                 (.551)  (.559)   (.634)  (.551)   (.561)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $11.51  $11.08   $10.70  $11.54   $11.21
================================================================================
TOTAL RETURN                            8.98%   9.04%   -1.87%   8.03%    6.54%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)   $835    $919     $875    $818    $617
  Ratio of Total Expenses to Average
    Net Assets                          0.15%   0.15%    0.18%   0.20%   0.19%
  Ratio of Net Investment Income to
    Average Net Assets                  4.81%   5.19%    4.88%   4.83%   5.10%
  Portfolio Turnover Rate                 24%     34%      18%     21%     13%
================================================================================

--------------------------------------------------------------------------------
                       FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                                                NOVEMBER 12* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 NOVEMBER 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.79
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .027
  Net Realized and Unrealized Gain
    (Loss) on Investments                                                 (.280)
--------------------------------------------------------------------------------
    Total from Investment Operations                                      (.253)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.027)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.027)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.51
================================================================================
TOTAL RETURN                                                             -2.15%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $260
  Ratio of Total Expenses to Average Net Assets                          0.12%**
  Ratio of Net Investment Income to Average Net Assets                   4.72%**
  Portfolio Turnover Rate                                                    24%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard  Florida  Insured  Long-Term  Tax-Exempt  Fund is registered  under the
Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.


A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the fund had contributed capital of $214,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2001, these arrangements reduced management and administrative expenses by $23,000 and custodian fees by $11,000.

D. During the year ended November 30, 2001, the fund purchased $420,017,000 of investment securities and sold $242,216,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $4,759,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). The fund used a capital loss carryforward of $5,509,000 to offset taxable gains that would otherwise be available to distribute to shareholders.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $18,000 from accumulated net realized gains to paid-in capital. At November 30, 2001, the fund had capital gains of $3,102,000 available for distribution.

F. At November 30, 2001, net unrealized appreciation of investment securities for federal income tax purposes was $44,857,000, consisting of unrealized gains of $46,459,000 on securities that had risen in value since their purchase and $1,602,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2001, the aggregate settlement value of open futures contracts expiring through March 2002 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                  (000)
                                                      --------------------------
                                     NUMBER OF        AGGREGATE       UNREALIZED
                                  LONG (SHORT)        ETTLEMENT     APPRECIATION
FUTURES CONTRACTS                    CONTRACTS            VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
5-Year U.S. Treasury Note                (505)          $54,635            $561
10-Year U.S. Treasury Note               (298)           32,258             245
30-Year U.S. Treasury Bond                190            19,701              82
--------------------------------------------------------------------------------
Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

G. Capital share transactions for each class of shares were:
--------------------------------------------------------------------------------
                                                YEAR ENDED NOVEMBER 30,
                                       -----------------------------------------
                                               2001                  2000
                                       -------------------  --------------------
                                         AMOUNT    SHARES    AMOUNT      SHARES
                                          (000)     (000)     (000)       (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                               $ 293,135   25,555  $ 240,277     22,325
  Issued in Lieu of Cash Distributions    30,123    2,623     27,459      2,544
  Redeemed                              (444,894) (38,497)  (253,168)   (23,703)
                                       -----------------------------------------
Net Increase (Decrease)--
  Investor Shares                       (121,636) (10,319)    14,568      1,166
                                       -----------------------------------------
Admiral Shares
  Issued                                 263,692   22,699         --         --
  Issued in Lieu of Cash Distributions       201       17         --         --
  Redeemed                                (1,695)    (147)        --         --
                                       -----------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                     262,198   22,569         --         --

REPORT OF INDEPENDENT ACCOUNTANTS

To  the  Shareholders  and  Trustees  of  Vanguard  Florida  Insured   Long-Term
Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Insured Long-Term Tax-Exempt Fund (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 7, 2002




--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
     (UNAUDITED) FOR VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $18,000 as capital gains dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     The fund designates 100% of its income dividends as exempt-interest dividends.

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.

* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

Alfred M. Rankin, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

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VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com
Fund Information
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


Q180 012002